UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported) November 4, 2019

Date of Report (date of earliest event reported)

WORKDAY, INC.

(Exact name of Registrant as specified in its charter)

Delaware	001-35680	20-2480422
(State or other jurisdiction of incorporation)	(Commission File Number)	(I. R. S. Employer Identification No.)

6110 Stoneridge Mall Road

Pleasanton, California 94588

(Address of principal executive offices)

Registrant’s telephone number, including area code: (925) 951-9000

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.001	WDAY	The Nasdaq Stock Market LLC
(Nasdaq Global Select Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01 – Other Events

On November 4, 2019, Workday, Inc. (“Workday”) issued a press release announcing its entry into an Agreement and Plan of Merger (the “Merger Agreement”) by and among Workday, Scout RFP, Inc. (“Scout RFP”) and certain other parties thereto. Pursuant to the Merger Agreement, Workday will, subject to the satisfaction of certain conditions and receipt of required regulatory approval, acquire all of the outstanding capital stock of Scout RFP. A copy of the press release is attached hereto as Exhibit 99.1.

Forward-Looking Statements

This report contains “forward-looking statements” related to Workday, Scout RFP and the acquisition of Scout RFP by Workday that are subject to risks, uncertainties, and assumptions. If the risks materialize or assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. Forward-looking statements in this report include, among other things, statements about the potential benefits and effects of the proposed transaction, Workday’s plans, objectives, expectations and intentions, and the anticipated timing of closing of the proposed transaction. Risks include, but are not limited to: (i) the risk that the transaction may not be completed in a timely manner or at all; (ii) failure to achieve the expected benefits of the transaction; (iii) Workday’s ability to implement its plans, objectives and other expectations with respect to Scout RFP’s business and its ability to accelerate its growth in the procurement software market; (iv) negative effects of the announcement or the consummation of the transaction on Workday’s business operations, operating results or share price; (v) significant transaction costs; (vi) unknown liabilities; (vii) breaches in Workday’s security measures, unauthorized access to Workday’s customers’ data or disruptions in its data center operations; (viii) Workday’s ability to manage its growth effectively; (ix) competitive factors, including pricing pressures, industry consolidation, entry of new competitors and new applications, advancements in technology, and marketing initiatives by Workday’s competitors; (x) the development of the market for enterprise cloud applications and services; (xi) acceptance of Workday’s applications and services by customers, including any underlying technology such as machine learning and artificial intelligence; (xii) adverse changes in general economic or market conditions; (xiii) the regulatory, economic, and political risks associated with Workday’s international operations; (xiv) delays or reductions in information technology spending; (xv) changes in sales, which may not be immediately reflected in Workday’s results due to its subscription model; and (xvi) additional risks included in Workday’s filings with the Securities and Exchange Commission (SEC), including its Form 10-Q for the fiscal quarter ended July 31, 2019 and its future reports that it may file with the SEC from time to time, which could cause actual results to vary from expectations. Workday assumes no obligation to, and does not currently intend to, update any such forward-looking statements after the date of this release.

Any unreleased services, features, or functions referenced in this document, Workday’s website, or other press releases or public statements that are not currently available are subject to change at Workday’s discretion and may not be delivered as planned or at all. Customers who purchase Workday services should make their purchase decisions based upon services, features, and functions that are currently available.

Item 9.01 – Financial Statements and Exhibits

(d) Exhibits

99.1	Press release entitled “Workday Announces Intent to Acquire Scout RFP” dated November 4, 2019

104	Cover Page Interactive Data File (formatted as inline XBRL and contained in Exhibit 101)

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 4, 2019

WORKDAY, INC.

By:	/s/ Richard H. Sauer
Richard H. Sauer
Executive Vice President, General Counsel and Corporate Secretary